UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  November 29, 2007

CATALYST SEMICONDUCTOR, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-21488	77-0083129
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

2975 Stender Way, Santa Clara, California	95054
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code  (408) 542-1000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On November 29, 2007, Catalyst Semiconductor, Inc. (the “Company”) issued a press release announcing its financial results for its second quarter ended October 28, 2007. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K.

The Company is making reference to non-GAAP financial information in both the press release and on the conference call. A reconciliation of non-GAAP financial measures to the comparable US GAAP financial measures is contained in the attached press release, and a reconciliation of this and other non-GAAP financial information provided on the conference call is contained on the Company’s Investor Relations web page at www.catsemi.com.

The information in this Form 8-K and the exhibits attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be specifically set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d)           Exhibits

Exhibit	Description
99.1	Press Release of Catalyst Semiconductor, Inc. dated November 29, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 29, 2007

CATALYST SEMICONDUCTOR, INC.

By:	/s/ Gelu Voicu
Gelu Voicu
President and Chief Executive Officer

By:	/s/ David P. Eichler
David P. Eichler
Vice President, Finance and Administration and Chief Financial Officer

CATALYST SEMICONDUCTOR, INC.

FORM 8-K

INDEX TO EXHIBITS

Exhibit	Description
99.1	Press Release of Catalyst Semiconductor, Inc. dated November 29, 2007.